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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






                                  JUNE 2, 2003
                Date of Report (Date of earliest event reported)





                             WESTPOINT STEVENS INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                0-21496                                36-3498354
          (Commission File Number)         (I.R.S. Employer Identification No.)



                507 WEST TENTH STREET, WEST POINT, GEORGIA     31833
               (Address of principal executive offices)      (Zip Code)



                                 (706) 645-4000
              (Registrants' telephone number, including area code)


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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 2, 2003, the Registrant issued a press release announcing that it and certain of its subsidiaries have filed to reorganize under Chapter 11 of the U.S. Bankruptcy Code. A copy of the press release is filed as an exhibit to this report.





Exhibit No.          Exhibit
-----------          -------

99.1                 Press release, dated June 2, 2003.






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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             WESTPOINT STEVENS INC.
                                               (Registrant)


                                             By:/s/ Christopher N. Zodrow
                                                --------------------------------
                                                  Christopher N. Zodrow
                                                  Vice President and Secretary

Date:  June 2, 2003


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                                  EXHIBIT INDEX
                                  -------------

  EXHIBIT                      DESCRIPTION

    99.1                Press release, dated June 2, 2003







                                       4